UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
AMENDMENT NO. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 6, 2008
Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)
Texas

(State or other jurisdiction of incorporation)

1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)
214-631-1166

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Silverleaf Resorts, Inc. (the “Registrant”) on June 10, 2008 (the “Original 8-K”). The Registrant is amending “Item 9.01 Financial Statements and Exhibits” to replace the Standard Definitions to the Indenture dated as of June 1, 2008 that was filed as Exhibit 10.2 to the Original 8-K. As a result of a clerical error, the original Exhibit 10.1 contained an incorrect definition of “Cash Accumulation Event.” All other disclosures of the Original 8-K remain unchanged.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
*10.1	Standard Definitions to Indenture dated as of June 1, 2008 by and among the Registrant, Silverleaf Finance VI, LLC, and Wells Fargo Bank, National Association

*	filed herewith
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 17, 2008	SILVERLEAF RESORTS, INC.
	By:	/S/ BOB M. SINNOTT
	Name:	Bob M. Sinnott
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
*10.1	Standard Definitions to Indenture dated as of June 1, 2008 by and among the Registrant, Silverleaf Finance VI, LLC, and Wells Fargo Bank, National Association

*	filed herewith